UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.    Results of Operations and Financial Condition.

On April 27, 2023, Olin Corporation (“Olin”) issued a press release announcing financial results for the first quarter ended March 31, 2023. Attached as Exhibit 99.1, and incorporated by reference into this Item 2.02, is a copy of Olin’s press release dated April 27, 2023.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Olin’s Board of Directors approved an amendment to Article II, Section 1 of Olin’s Bylaws to decrease the size of the Board from nine to eight directors, following the completion of Ms. Heidi Alderman’s term on the Board. A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Olin’s 2023 annual meeting of shareholders was held on April 27, 2023. Of the 130,869,243 shares of Common Stock entitled to vote at such meeting, 121,685,258 shares were present for purposes of a quorum. The voting results for each of the four proposals submitted for vote by Olin’s shareholders are set forth below.

	Votes For	Votes Against		Abstentions	Broker Non-Votes
Proposal 1 - Election of Directors

Beverley A. Babcock	105,538,517	1,884,544		221,084	14,041,113

C. Robert Bunch	103,547,850	3,894,597		201,698	14,041,113

Matthew S. Darnall	104,566,770	2,885,414		191,961	14,041,113

Earl L. Shipp	105,238,415	2,208,067		197,663	14,041,113

Scott M. Sutton	103,850,560	3,558,122		235,463	14,041,113

William H. Weideman	105,839,970	1,571,900		232,275	14,041,113

W. Anthony Will	104,142,130	5,282,647		219,368	14,041,113

Carol A. Williams	102,545,243	4,686,978		411,924	14,041,113

Proposal 2 - Conduct an advisory vote to approve the compensation for named executive officers	102,545,243	4,686,978		411,924	14,041,113
	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 3 - Conduct an advisory vote on the frequency of a shareholder vote on executive compensation	102,190,775	421,469	4,737,746	294,156	14,041,113
	Votes For	Votes Against		Abstentions
Proposal 4 - Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2023	118,889,786	2,523,360		272,112

Item 7.01.    Regulation FD Disclosure.

On April 26, 2023, Olin’s Board of Directors declared a quarterly dividend of $0.20 on each share of Olin common stock. The dividend is payable on June 9, 2023 to shareholders of record at the close of business on May 11, 2023. This marks Olin’s 386th consecutive quarterly dividend.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation, as amended effective April 27, 2023
99.1	Press Release announcing first quarter 2023 earnings, dated April 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Dana O’Brien
	Name:	Dana O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 27, 2023